                                                                   Exhibit 10.38
                                                                   -------------


                             MYRIAD GENETICS, INC.


                               129,665 SHARES OF

                                 COMMON STOCK


                           STOCK PURCHASE AGREEMENT


                          DATED AS OF APRIL 22, 1997

                             MYRIAD GENETICS, INC.
                            STOCK PURCHASE AGREEMENT

     THIS AGREEMENT, made as of April 22, 1997, is by and between MYRIAD GENETICS, INC. (the "Company"), a Delaware corporation with principal offices at 320 Wakara Way, Salt Lake City, Utah, and SCHERING CORPORATION, a New Jersey corporation with offices at 2000 Galloping Hill Road, Kenilworth, New Jersey (the "Purchaser").

     WHEREAS the Company and the Purchaser and Schering-Plough Ltd. are entering into a Research Collaboration and License Agreement (the "Collaboration Agreement") as of the date hereof, and the Collaboration Agreement contemplates that the parties hereto shall enter into this Stock Purchase Agreement, which shall be attached as Attachment 4.2 to the Collaboration Agreement, and a Standstill Agreement, which shall be attached as Attachment I hereto;

     NOW, THEREFORE, in consideration of the mutual covenants contained in the Collaboration Agreement, the Standstill Agreement and this Stock Purchase Agreement, the parties agree as follows:

     SECTION 1.  Definitions. Capitalized terms used herein, unless otherwise
                 -----------
defined, shall have the meanings given to them in the Collaboration Agreement.

     SECTION 2.  Authorization of Sale of the Shares.  The Company has
                 -----------------------------------
authorized the issuance and sale to the Purchaser of 129,665 shares (each, a "Share" and, collectively, the "Shares") of common stock, $.01 par value per share ("Common Stock"), of the Company, constituting 1.43% of the outstanding Common Stock on the Effective Date after such issuance.

     SECTION 3.  Agreement to Sell and Purchase the Shares.  At the Closing
                 -----------------------------------------
(as defined in Section 4 hereof), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Shares, at a purchase price per Share equal to the Fair Market Value of the Common Stock as of the Effective Date.

     SECTION 4.  Delivery of the Shares at the Closing.  The completion of
                 -------------------------------------
the purchase and sale of the Shares pursuant to this Stock Purchaser Agreement (the "Closing") shall occur on the Effective Date or such later time as shall be agreed to by the Company and the Purchaser. At the

     SECTION 4.  Delivery of the Shares at the Closing.   The completion of the
                 -------------------------------------
purchase and sale of the Shares pursuant to this Stock Purchaser Agreement (the "Closing") shall occur on the Effective Date or such later time as shall be agreed to by the Company and the Purchaser. At the Closing, the Company shall deliver to Purchaser one or more stock certificates, pursuant to the Purchaser's reasonable request, each such certificate to be registered in the name of the Purchaser. The Company's obligation to close the transaction shall be subject to the following conditions, any of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) execution and delivery by the Company and the Purchaser and Schering-Plough Ltd. of the Collaboration Agreement; (c) the accuracy of the representations and warranties made by the Purchaser herein as though such representations and warranties had been made on and as of Closing, and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing and the Company's receipt of a Certificate of the President or a Vice President of the Purchaser certifying as to the same; and (d) execution and delivery by the Purchaser of the Standstill Agreement. The Purchaser' s obligation to close the transaction shall be subject to the fulfillment of the following conditions, any of which may be waived by the Purchaser: (a) execution and delivery by the Company and the Purchaser and Schering-Plough Ltd. of the Collaboration Agreement, and (b) the accuracy of the representations and warranties made by the Company herein as of the Closing as though such representations and warranties had been made on and as of Closing, and the fulfillment of those undertakings of the Company to be fulfilled prior to Closing, and the Purchaser's receipt of a certificate executed by the President of the Company certifying as to the same.

     SECTION 5.  Representations, Warranties and Covenants of the Company. The
                 --------------------------------------------------------
Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

          5.1.   Organization.  The Company and its wholly-owned subsidiaries,
                 ------------
Myriad Diagnostic Services, Inc. and Myriad Financial, Inc. (the "Subsidiaries"), are duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their organization. Each of the Company and the Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and the Subsidiaries, taken together. The Company does not own, directly or indirectly, any interest in any corporation, association, or other entity, other than the Subsidiaries.

          5.2. Due Authorization.  The Company has all requisite corporate
               -----------------
power and authority to execute, deliver and perform its obligations under this Stock Purchase Agreement, and this Stock Purchase Agreement has been duly authorized and executed by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state, federal or foreign laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.3. Non-Contravention.  The execution and delivery of this Stock
               -----------------
Purchase Agreement, the issuance and sale of the Shares to be sold by the Company hereunder, the fulfillment of the terms of this Stock Purchase Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, any material agreement or instrument to which any of the Company or the Subsidiaries is a party or by which it is bound or the charter, by-laws or other organizational documents of the Company or the Subsidiaries nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Company or the Subsidiaries is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or the Subsidiaries. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the valid issuance and sale of the Shares to be sold pursuant to this Stock Purchase Agreement, other than such as have been or will be made or obtained.

          5.4. No Material Adverse Change.  Subsequent to the date of the most
               --------------------------
recent Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission, the Company and the Subsidiaries taken together have not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in their consolidated condition (in each case, financial or other), results of operations, business, prospects, key personnel or capitalization.

          5.5  Capitalization.    As of March 15, 1997, the Company had a total
               --------------
authorized capitalization consisting of (i) 15,000,000 shares of Common Stock, of which 9,054,595 shares were outstanding, and (ii) 5,000,000 shares of preferred stock, $.01 par value per share, of which no shares were outstanding. As of such date, there were outstanding options to acquire a total of 1,075,334 shares of Common Stock and outstanding warrants to acquire a total of 51,990 shares of Common Stock. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable. The Shares have been duly authorized and, when issued and paid for pursuant to the terms of this Stock Purchase Agreement, will be validly issued, fully paid and nonassessable.

          5.6  Disclosure.   This Stock Purchase Agreement does not contain any
               ----------
untrue statement of a material fact about the Company or its subsidiaries or omit to state any material fact about the Company or its subsidiaries necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     SECTION 6. Representations, Warranties and Covenants of the Purchaser.
                ----------------------------------------------------------

          6.1.  Securities Act Exemption.  The Purchaser represents and warrants
                ------------------------
to, and covenants with, the Company, as of the date hereof and as of the Closing Date, that: (i) the Purchaser is an "accredited investor" as defined in Regulation D under the United States Securities Act of 1933, as amended (the "Securities Act"), and also is knowledgeable and experienced in making investments in private placement transactions such as the purchase of the Shares; (ii) the Purchaser is acquiring the Shares for its own account for investment and with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other person regarding the distribution of any of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to an effective registration statement registering the Shares for resale or pursuant to any other means of sale legally available); (iii) the Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder, and applicable foreign laws; and (iv) the Purchaser has had an opportunity to ask questions of and receive answers from the management of the Company regarding the Company, its business and the offering of the Shares.

          6.2.  Due Authorization.  The Purchaser further represents and
                -----------------
warrants to, and covenants with, the Company that (i) the Purchaser has all requisite power and authority to execute, deliver and perform this Stock Purchase Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Stock Purchase Agreement, and (ii) upon the execution and the delivery hereof and thereof, this Stock Purchase Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by state, federal or foreign laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          6.3.  Restrictions on Transfer.  The Purchaser acknowledges and
                ------------------------
understands that the Purchaser must bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The certificates representing the Shares issued to each Purchaser will bear a legend in substantially the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF APRIL 22, 1997.

     The Purchaser agrees that any sale, transfer, pledge, hypothecation or other disposition of the Shares shall be made in compliance with such legends.

          6.4.  Lock-up.   The Purchaser agrees that it shall, if so requested
                -------
by the Company, enter into an agreement providing that it shall not offer, sell or grant an option for the sale, or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable for shares of Common Stock (including, without limitation, the Shares and any options, warrants, stock appreciation rights, or similar rights with an exercise or conversion privilege at a price related to, or derived from, the market price of the Common Stock), during the period of ninety (90) days after the closing of any underwritten public offering of the Company's Common Stock, without the prior written consent of the managing underwriters of such public offering (which consent shall not be unreasonably withheld); provided, however, that this Section 6.4 shall not apply or be effective unless all executive officers and directors of the Company and all holders of ten percent (10%) or more of the Common Stock of the Company on a fully diluted basis enter into similar agreements; and provided, further, that the limitation set forth in this Section 6.4 shall not apply to the Purchaser more than once in any twelve-month period, except in the case where the Company seeks to access the public equity markets to raise capital through an underwritten public offering more than once in a given twelve-month period, which the parties acknowledge will be unusual. The restrictions in this Section 6.4 shall apply to any permitted transferee of the Shares hereunder.

     SECTION 7. Survival of Representations, Warranties and Agreements;
                ------------------------------------------------------
     Indemnification.
     ---------------

     7.1  Survival of Representations, Warranties and Agreements.
          ------------------------------------------------------
Notwithstanding any investigation made by any party to this Stock Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution hereof, the delivery to the Purchaser of the Shares being purchased, and the payment therefor.

     7.2  Indemnification by the Company. The Company hereby agrees to defend,
          ------------------------------
indemnify and hold the Purchaser and its Affiliates and their respective officers, directors, employees and agents (collectively, the "Purchaser Indemnitees") harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) which are actually sustained by the Purchaser Indemnitees as a result of or based upon a material breach of any representation, warranty or agreement of the Company in this Stock Purchase Agreement, or by reason of any claim, action or proceeding asserted or arising out of a breach of any such representation, warranty or agreement.

     7.3  Indemnification by the Purchaser.  The Purchaser hereby agrees to
          --------------------------------
defend, indemnify and hold the Company and its Affiliates and their respective officers, directors, employees and agents (collectively, the "Company Indemnitees") harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) which are actually sustained by the Company Indemnitees as a result of or based upon a material breach of any representation, warranty or agreement of the Purchaser in this Stock Purchase Agreement, or by reason of any claim, action or proceeding asserted or arising out of a breach of any such representation, warranty or agreement.

     SECTION 8.  Registration of the Shares; Compliance with the Securities Act.
                 --------------------------------------------------------------

          8.1    "Piggyback" Registration.  If at any time the Company shall
                 ------------------------
initiate a registration under the Securities Act of any of its Common Stock for its own account, other than securities to be issued (i) in connection with any acquisition of any entity or business, (ii) upon the exercise of stock options, or (iii) pursuant to employee benefit plans (including registrations on Form S-8 or Form S-4 or their then equivalents), it shall send to the Purchaser written notice of such determination and, if within fifteen (15) days after the giving of such notice, the Purchaser shall so request in a writing received by the Company, the Company shall include in such registration statement all or any part of the Shares that the Purchaser requests to be registered therein; except that, if in connection with any underwritten public offering of Common Stock by the Company, the managing underwriter shall recommend that the number of Shares to be included in such registration statement be limited because, in the underwriter's judgment, such limitation will facilitate the public distribution of the Company's shares, then the number of Shares to be included in such registration statement shall be limited to the extent so recommended (which may be the complete exclusion of such shares); provided, however, that such limitation shall be proportionate to the limitation applied to any other holders of Common Stock with registration rights who request the inclusion of shares in the registration statement. The rights granted by the Company under this
Section 8.1 shall terminate on the date that the Shares first become eligible for resale pursuant to Rule 144 under the Securities Act (such termination to be subject to the Company's compliance with Section 9 hereof).

          8.2  Effectiveness of Registration Statements.  The Company will use
               ----------------------------------------
commercially reasonable efforts to maintain the effectiveness of any registration statement under which any of the Shares are being offered pursuant to Section 8.1 hereof until the earlier to occur of (i) the completion of the distribution pursuant to such registration statement or (ii) thirty (30) days after the effectiveness of such registration statement. The Company will promptly notify the Purchaser and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees upon receipt of such notice forthwith to cease making offers and sales of Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to a purchaser of Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Purchaser further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 8.2, the Purchaser will, if requested by the Company, deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchaser's possession of the prospectus current at the time of receipt of such notice from the Company.

          8.3  Expenses of Registration.  All costs and expenses incurred in
               ------------------------
connection with any registration pursuant to this Section 8, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits of the Company's financial statements incidental to or required by such registration shall be paid by the Company; provided, however, that the Company shall have no obligation to pay any stock transfer taxes, underwriters' fees, discounts or commissions with respect to the sale of the Shares, or the fees and expenses of any counsel or advisor to the Purchaser.

               8.4  Registration Procedures.
                    -----------------------
          Whenever the Purchaser has requested that any Shares be included in a Company registration statement pursuant to this Section 8, the Company will use commercially reasonable efforts to effect the registration and sale of such Shares upon the terms and conditions hereof, and in connection with any such request, the Company will:

               (a) as soon as reasonably possible, furnish to the Purchaser copies of such registration statement as filed and each amendment and supplement thereto, as many copies of the prospectus included in such registration statement and any amendments or supplements thereto as the Purchaser may reasonably request (including each preliminary prospectus);

               (b) use its best efforts to register or qualify such Shares under the securities or blue sky laws of such jurisdictions as the managing underwriter of such offering, if any, or the selling shareholders under such registration statement if there is no underwriter, may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Shares; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (b), or (ii) take any action that would subject it to the service of process in suits other than relating to the sale of the Shares or any violation of state securities laws in any jurisdiction where it is not now so subject;

               (c) use its best efforts to cause the Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Purchaser or the underwriter or underwriters, if any, to consummate the disposition of such Shares subject to the proviso contained in paragraph (b) above;

               (d) notify the Purchaser of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (e) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including obtaining customary opinions of counsel for the Company) as are reasonably required in order to expedite or facilitate the disposition of such Shares;

               (f) to the extent customary for an offering of the type registered by such registration statement, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by comfort letters with respect to such type of offering (it being acknowledged by the Purchaser that comfort letters are not customarily obtained in non-underwritten offerings);

               (g) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

               (h) cause all such Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed; and

               (i) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD")
                                                                          ----
               and in the performance of any due diligence investigation that is required in accordance with the rules and regulations of the
               NASD).

          The Company may require the Purchaser to furnish to the Company such information regarding the distribution of the Shares as the Company may from time to time reasonably request in writing.

               8.5  Indemnification.
                    ---------------

               (a)  Indemnification by the Company.  In connection with any
                    ------------------------------
registration statement in which the Purchaser includes Shares pursuant to this
Section 8, the Company will indemnify the Purchaser, together with each of the Purchaser's officers, directors and partners, and each underwriter of the Shares, if any, and each person who controls the Purchaser or any underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Purchaser or underwriter specifically for use therein.

               (b)  Indemnification by the Purchaser. The Purchaser will, if any
                    --------------------------------
of its Shares are included in a registration pursuant hereto, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Shares covered by such registration statement, and each person who controls the Company and any underwriter within the meaning of the Securities Act, and each other holder of securities registered under the registration statement, each of its officers, directors and partners and each person controlling such holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission (or alleged untrue statement or omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein.

               (c)  Contribution.  In order to provide for just and equitable
                    ------------
contribution to joint liability under the Securities Act in any case in which any person exercising rights under this Section 8.5 makes a claim for indemnification, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8.5 provides for indemnification in such case, then, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Purchaser on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) the Purchaser will not be required to contribute any amount in excess of the public offering price of all Shares offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (d)  Indemnification Procedures.  Each party entitled to
                    --------------------------
indemnification under this Section 8.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

               8.6  Conditions to Registration Obligations. The Company shall
                    --------------------------------------
not be obligated to effect the registration of the Purchaser's Shares pursuant to this Section 8 unless the Purchaser consents to such reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law, including, without limitation:

               (a) conditions requiring the Purchaser to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

               (b) conditions prohibiting the Purchaser upon receipt of telegraphic or written notice from the Company from effecting sales of Shares until further notice;

               (c) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under this Section 8, the Purchaser shall discontinue sales of Shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement that remain unsold, and requiring the Purchaser to notify the Company of the number of Shares registered that remain unsold immediately upon receipt of notice from the Company; and

               (d) conditions requiring the Purchaser to enter into an underwriting agreement with customary terms and conditions and in form and substance reasonably satisfactory to the Company.

               8.7  Transferability of Registration Rights. The registration
                    --------------------------------------
rights granted hereunder may be transferred by the Purchaser (i) with the prior written consent of the Company, or (ii) without the prior written consent of the Company in connection with transfers of a material portion of the Shares to not more than four (4) transferees; provided, however, that each transferee of registration rights hereunder shall be subject to the same obligations as the Purchaser, and provided, further, that if any of such transferees are Affiliates of the Purchaser, one entity (which may be the Purchaser) shall be designated by the Purchaser to act on behalf of the Purchaser and such Affiliates to give and receive all notices and other communications pursuant to this Section 8.

     SECTION 9.     Rule 144 Reporting
                    ------------------

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Shares to the public without registration, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act;

                    (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange; and

                    (c) furnish to any holder of Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Shares without registration.

     SECTION 10.    No Fee.  The parties hereto hereby represent that there
                    ------
are no brokers or finders entitled to compensation in connection with the transactions contemplated hereby.

     SECTION 11.    Notices.  All notices, requests, consents and other
                    -------
communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

if to the Company, to:

                              Myriad Genetics, Inc.
                              320 Wakara Way
                              Salt Lake City, Utah 84108
                              Fax: (801) 584-3640
                              Attention:  President

with a copy to:

                              Jonathan L. Kravetz, Esq.
                              Mintz, Levin, Cohn, Ferris,
                                Glovsky and Popeo, P.C.
                              One Financial Center
                              Boston, Massachusetts 02111
                              Fax: (617) 542-2241

if to the Purchaser, to:

                              Schering-Plough Corporation
                              2000 Galloping Hill Road
                              Kenilworth, New Jersey  07033
                              Fax: (908) 298-5379
                              Attention:  Vice President, Business Development
with a copy to:

                              Schering Corporation
                              1 Giralda Farms
                              Madison, New Jersey 07940
                              Fax: (201) 822-1960
                              Attention: Joseph C. Connors
                                         Executive Vice President
                                             and General Counsel

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

     SECTION 12.    Changes.  Any term of this Stock Purchaser Agreement may
                    -------
be amended or compliance therewith waived with the written consent of the parties hereto; provided, however, that any provision of Section 8 hereof may be amended or compliance therewith waived by the written consent of the Company and the holders of a majority of the Shares which have not been previously sold pursuant to a registration statement under Section 8.1 or an exemption from registration under the Securities Act.

     SECTION 13.    Assignment.  Subject to Section 8.7 hereof, the rights
                    ----------
and obligations under this Stock Purchase Agreement may not be assigned by any party hereto without the prior written consent of the other party; provided, however, that the Purchaser may, without such prior written consent of the Company, assign its rights and obligations hereunder to an Affiliate.

     SECTION 14.    Benefit.  All statements, representations, warranties,
                    -------
covenants and agreements in this Stock Purchase Agreement shall be binding on, and inure to the benefit of, the respective parties hereto and their respective successors and permitted assigns. Nothing herein shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Stock Purchase Agreement.

     SECTION 15.    Expenses.  Subject to Section 8.3 hereof, each of the
                    --------
parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Stock Purchase Agreement, the Standstill Agreement and the transactions contemplated hereby and thereby whether or not the transactions contemplated hereby or thereby are consummated.

     SECTION 16.    Headings.  The headings of the various sections of this
                    --------
Stock Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be part hereof.

     SECTION 17.  Severability.  In case any provision contained in this
                  ------------
Stock Purchase Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 18.  Governing Law.  This Stock Purchase Agreement shall be
                  -------------
governed by and construed in accordance with (a) the internal laws of the State of Delaware without giving effect to principles of conflicts of law, and (b) with respect to Section 8 hereof, United States federal law.

     SECTION 19.  Counterparts.  This Stock Purchase Agreement may be
                  ------------
executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the 22nd day of April 1997.

                              SCHERING CORPORATION


                              By: /s/ David Poorvin
                                 ------------------------------------
                                 Name:  David Poorvin
                                 Title: VICE PRESIDENT

                              MYRIAD GENETICS, INC.



                              By: /s/ Peter D Meldrum
                                 -----------------------------------
                                 Peter D. Meldrum
                                 President and Chief Executive Officer